Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.
FOURTH AMENDMENT TO EXCLUSIVE FAPi SUBLICENSE AGREEMENT
This Fourth Amendment to Exclusive Sublicense Agreement (this “Amendment”) dated May 6, 2022, is entered into by and between Bach Biosciences, LLC, a Delaware limited liability company with a principal place of business at 75 Cambridge Parkway, E609, Cambridge, MA 02142, USA (“BACH”) and Point Biopharma Inc., a Delaware corporation with a principal place of business at 511 South Orange Avenue, No. 2093, Newark, New Jersey, 07103, USA (“POINT”, together with BACH, the “Parties”). Capitalized terms that are not defined herein have the meanings set forth in the Agreement (as defined below).
WHEREAS, the Parties entered into that Exclusive Sublicense Agreement dated April 2, 2020, as amended by the First Amendment to Exclusive Sublicense Agreement effective April 14, 2020 the Second Amendment to Exclusive Sublicense Agreement effective December 31 2020 and the Third Amendment to Exclusive Sublicense Agreement effective September 24, 2020 (herein the “Exclusive FAPi Sublicense Agreement”) as now further amended by this Fourth Amendment to the Exclusive FAPi Sublicense Agreement (the “Amended Agreement”); and WHEREAS, the Parties have agreed to amend, which they desire to memorialize in this Amendment;
NOW, THEREFORE, in reflection of these affirmations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1.    Payment
Within [***] business days of the Effective Date, POINT shall pay to BACH two million dollars (USD $2,000,000) as an “Amendment Fee”.

2.     Amendments.
Upon payment of the Amendment Fee, the following sections of the Exclusive FAPi Sublicense Agreement shall be hereby amended and restated with replacement or addition (as applicable) with the subsections below as follows:

In Section 3 - Option Exercise and License Grants
3.2     As partial consideration for this Fourth Amendment POINT agrees
(i)     to make regular quarterly SRA Payments to BACH of no less than $[***] for FAP-targeted Radiopharmaceutical research and development until [***] ([***] quarters of SRA payments from the execution date of this Fourth Amendment), and
(ii)     to continue to make regular quarterly SRA Payments to BACH of no less than $[***] for FAP-targeted [***] research and development until [***], under the Sponsored Research Agreement (“Minimum SRA Payment”), to be paid to BACH by the first day of each calendar quarter. However, during such time as

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the Commonwealth of Massachusetts issues any stay-at-home advisory during the COVID19 pandemic, the Parties may agree to a reduced budget for the Work Plan, which if less than $[***] per quarter for each program will be deemed to nevertheless satisfy the Minimum SRA Payment. If it is not possible for BACH to achieve the goals due to Tufts restrictions to on-campus research, the Parties agree, at the election of POINT, to put the Work Plan on-hold until Tufts restrictions to on-campus research are lifted. Failure to make the minimum required SRA Payment for a given quarter, unless the consequence of a True Up Event or by written consent from BACH and fails to cure such non-payment within [***] days from the date of written notice thereof by BACH, will result in the immediate end to any and all future obligations under the Commercialization Option.

In Section 5 - Fees, Milestones, Royalties and Reports
    Section 5.4 Milestones and Section 5.5 are each deleted in their entireties and replaced with the following

5.4     RESERVED
5.5     Royalties. During the Royalty Term, POINT shall pay BACH royalties of [***]% of Net Sales of each Licensed Product or Licensed Process covered by a Valid Claim, which royalty shall be reduced to [***]% of Net Sales in the absence of a Valid Claim.

3.     Except as herein specifically modified and amended herein, the Amended Agreement shall remain in full force and effect. In the event of any conflicts or discrepancies between the provisions of this Amendment and the Exclusive FAPi Sublicense Agreement, the provisions of this Amendment shall take precedence and prevail. For the convenience of the Parties, this Amendment may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK – SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives effective as of the Effective Date.

Bach Biosciences, LLC                 Point Biopharma Inc.

/s/ William Bachovchin                /s/ Allan Silber
___________________________________________________________________________________            ___________________________________________________________________________________

By: William Bachovchin                By:    Allan Silber
Title:    President and CEO                Title:    Executive Chairman
Date:    May 6, 2022                     Date:    May 6, 2022

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